LIFELOGGER

EMPOWERING THE WAY YOU REMEMBER YOUR LIFE

OTCQB: LOGG


LIFELOGGER
Cloud Service

Investor Presentation

May 2015

Forward Looking Statement

This presentation contains forward-looking statements that involve risks and uncertainties regarding the business of Lifelogger Technologies Corp., a Nevada corporation (the "Company"). Such business is comprised of the continued development and commercialization of a wearable video camera referred to as "Lifelogger wearable" and a seamlessly integrated eco-system of state-of-the-art lifelogging-focused software tools referred to as the "Lifelogger Platform."

All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the rapidly evolving market for lifelogging type products and software, changes in global economic and market conditions, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, etc.

The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings including, without limitation, its 2014 Annual Report on Form 10-K filed on March 31, 2015, its September 30, 2014 quarterly report on Form 10-Q filed on November 10, 2014, and all other reports filed with the SEC; all of which are available at http://www.sec.gov.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

AN INVESTMENT IN THIS COMPANY MAY ONLY BE MADE BY ACCREDITED INVESTORS AND ONLY IN ACCORDANCE WITH AND FOLLOWING REVIEW OF A CONFIDENTIAL OFFERING DOCUMENTS. THIS PACKAGE OF INFORMATION IS NOT MEANT TO REPLACE OR SUPPLEMENT THE CONFIDENTIAL OFFERING DOCUMENTS.

About LifeLogger

LifeLogger is an emerging lifelogging software company that is pushing the envelope of how people record, store, recall and relive the unique memories of their life.

Two products currently under development:

- Proprietary **cloud-based software solution** … accessible with any compatible Android / iOS device on the market
- True POV (point-of-view) **wearable video camera**


LIFELOGGER
Cloud Service

Investment Considerations

- **Developing two state-of-the-art products**
  - A seamlessly integrated eco-system software
  - A wearable video camera
- **LifeLogger's business plan**
  - Recently increased its focus and resources on finalizing the software solution
  - Separately market and commercially exploit both products, its software solution and wearable video camera, in a variety of formats including:
    - iOS and Android applications
    - third parties on a "white-label" license basis
- **Potential to capture significant market share**
  - In discussion with third party wearable camera manufacturers for its software
  - Seeking potential strategic partnerships or joint ventures

Our Camera

- **Recently completed a new prototype: a smaller wearable camera with advanced features**
  - Engaged MM Solutions, a leader in the field of consumer electronics cameras with expertise in mobile imaging, video and audio to create the new prototype.

- **The enhanced prototype is presently being tested and shown to potential distributors, OEM customers, joint venture partners, etc.**


1080P HD VIDEO
AUDIO
SMALLEST
LIGHTEST
POINT OF VIEW


1080P HD CAMERA
GPS
WIFI
BLUETOOTH
BATTERY
GYROSCOPE
MAGNETOMETER
ACCELEROMETER
32GB MEMORY
H.264 ENCODER

Our Cloud Based Software Solution

- Storage and easy tagging and retrieval of videos, photos and other data trails
- Live streaming from your compatible device
- Geo-tagging & in-video tags and face detection with name tagging
- Display of videos and an easy to view timeline
- Social sharing & more

Record….. Tag….. Save…… Search….. Re-live




LIFELOGGER
Cloud Service



Additional features such as video stabilization, in-video OCR, voice detection, VR-from-lifelog reconstruction etc. to be added as technologies mature.

Our Software: Milestones

	Step 1		Step 2		Step 3
Web App Design & Development	**INTERNAL BETA** Internal testing	→	**ENHANCED UX/UI** - Engaged UX/UI Experts - Web App was designed	→	**DEVELOPMENT** Retrofit / new design
Phone Apps Design & Development	**ANDROID APP** - Internal testing - Retrofit with new design	→	**NEW IOS APP** - Developed core functions & features - Retrofit with new design	→	**LIVE STREAM** Add to iOS
Web & SmartPhone Apps	**CES – JAN 2015** Showcased a working demo	→	**PRIVATE BETA** - Target date: end of Q2'15	→	**OPEN PUBLIC BETA** - Target date: Q3'15

2015 Product Development Plan

- **Cloud based software:** Private Beta testing launch anticipated in Q2'15 to almost 5,000 Private Beta subscribers
- **Apps:** Release Android and iOS apps on Google Play Store and Apple iTunes for users who use LifeLogger's advanced software platform with their own cameras
- **Future enhancements**: developing new and advanced software platforms to further enhance user experience offering expanded features
- **Wearable Camera:** final prototype ready for testing and evaluation of joint venture and strategic alliance opportunities

STRATEGY:

Once products are finalized, LifeLogger is planning to....

- Launch its **software platform** via the App Store and Google Play.
  - An internal alpha release for the other wearable cameras are currently under development.
- Seek retail and commercial opportunities for its **wearable camera**

+

Targeting:

- Original Equipment Manufacturers (OEM's)
- Software developers

Opportunity to Capture Market Share

MARKETS / END USERS

- **Consumers:** Capturing daily life with easy storing, editing and reliving.
- **Healthcare professionals:** Record and recall patient records.
- **Public Safety:** Face, voice and location recognition software used by police and law enforcement agencies.
- **Sales and Service professionals:** Record sales or service calls or customer care calls and store for future use in training and for reference.
- **Students:** Record lectures & class activities for easy recall by subject/ date.



IN DISCUSSIONS WITH:

- Third party wearable camera manufacturers for our software
  - Seeking potential strategic partnerships or joint ventures
- Police departments to solve their existing software issues
  - Enhance ability to tag, search and later detect faces and locations

Our Vision – The Complete Video Management Solution

We Are Empowering The Way You Seize Your Day And Remember Your Life!


COLLECT
ORGANIZE
RE-LIVE
WEARABLES
APPS
DOCUMENTS
IOT DEVICES
AUTO-TAG
by face, location, voice, object, scenery, activity, favorite, rank, ...
AUTO-ENHANCE
stabilization, colors, light, crop, sharpness, noise reduction, ...
BROWSE TIMELINE
in 1D, 2D, 3D
SEARCH
Cloud-stored Lifelog
SHARE
IMPROVE
MEMORIALIZE
EVIDENCE
ACCESS
LIVESTREAM
VIRTUAL REALITY
HEALTH
SPORTS
TASKS
MEMENTOS
MEMORIAL SITE
LIFE FILM
INSURANCE
POLICE
LAWSUIT

R&D Capabilities

Team:

- On September 22, 2014, Indra Dosanjh, a seasoned technology executive, joined as Chief Product Officer.
- Team of 16 software developers
  - **Core development team** of 3 senior software engineers based in Sofia, Bulgaria
  - **Supporting team** of developers in Belarus, Argentina and India.

Focus:

- Releasing a more stable version of the key features of the software
- Adding more technically advanced features such as face detection
- Researching stable technologies & capabilities for Facial Recognition and OCR with videos to include in our Cloud Software in the future

Revenue Model

Cloud based Software Platform

- App support for 3rd party cameras & lifelogging devices
- Advanced software features - monthly subscription
- Hosting / storage - monthly subscription

Wearable POV Camera

- LOGG camera units
- Advanced software features (optional) - monthly subscription
- Hosting / storage (optional) - monthly subscription

Management Team



Stewart Garner, Chief Executive Officer
Has served as LifeLogger's Chief Executive Officer and a Director since December 20, 2013. He brings over 20 years of experience in finance and business development in both the private and public sectors.



Indra Dosanjh, MBA, Chief Product Officer
A seasoned technology executive, has consulted and led complex projects for Fortune 1000 companies as well as early stage startup companies in sectors ranging from financial, technology, Internet and telecommunications services.



Philip van Nedervelde, VP of Design & Chief Evangelist
An award-winning, 6-fold multilingual all-round communications and int'l business development executive with 25+ years of excellence as UI/UX designer, media strategist, spokesperson, networker extraordinaire, sci-tech advocate, visionary, and innovator.

Contact Us


LIFELOGGER
Cloud Service

Investor Relations

The Equity Group Inc.

www.theequitygroup.com

Lena Cati
(212) 836-9611
lcati@equityny.com